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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 25, 2003

                              IndyMac ABS, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                              333-47158                       95-4685267
----------------------------                   ------------                -------------------
(State or Other Jurisdiction                   (Commission                  (I.R.S. Employer
      of Incorporation)                        File Number)                Identification No.)


   155 North Lake Avenue
    Pasadena, California                                                          91107
----------------------------                                                 --------------
   (Address of Principal                                                       (Zip Code)
    Executive Offices)

      Registrant's telephone number, including area code: (800) 669-2300
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Item 5. Other Events.
        ------------

        Filing of Certain Materials
        ---------------------------

     In connection with the issuance of IndyMac ABS, Inc.'s Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2003-A (the
"Certificates"), IndyMac ABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               8.1  Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters.









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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 25, 2003 and prospectus supplement dated August 25, 2003, of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2003-A.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC ABS, INC.



                                        By: /s/ Victor H. Woodworth
                                            ------------------------------
                                            Name:   Victor H. Woodworth
                                            Title:  Vice President




     Dated:  August 28, 2003


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Exhibit Index

Exhibit                                                                   Page
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8.1   Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters            5